Exhibit 99.1

Esperion Corporate Presentation © 2025 Esperion Therapeutics, Inc. All rights reserved. October 2025

Forward-looking Statements & Disclosures

This presentation contains forward-looking statements of Esperion Therapeutics, Inc. ("Esperion," "we," or "our") that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding marketing strategy and commercialization plans, current and planned operational expenses, expected profitability, future operations, commercial products, clinical development, plans for potential future product candidates, financial condition and outlook, including expected cash runway and profitability, and other statements containing the words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "suggest," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. Any express or implied statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause Esperion's actual results to differ significantly from those projected, including, without limitation, the net sales, profitability, and growth of Esperion's commercial products, clinical activities and results, supply chain, commercial development and launch plans, the outcomes and anticipated benefits of legal proceedings and settlements, and the risks detailed in Esperion's filings with the Securities and Exchange Commission (the "SEC"), including in Esperion's most recent Annual Report on Form 10-K and in any subsequent filings with the SEC. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Esperion disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this presentation, other than to the extent required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Esperion's own internal estimates and research. While Esperion believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Esperion has not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Esperion's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Finally, Esperion has not conducted any head-to-head studies comparing its product candidates to any third party drug products or candidates, whether investigated or approved. Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head studies, no conclusions should be made based on cross study comparisons. Recipients are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact.

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© 2025 Esperion Therapeutics, Inc. All rights reserved.
ESPERION

Clear Strategic Plan for Success © 2025 Esperion Therapeutics, Inc. All rights reserved. 3 Expand Bempedoic Acid Franchise Globally • Key ANDA settlements provide the potential to secure additional years of exclusivity, extending blockbuster revenue potential • Settlement agreements for April 19, 2040 reached with: • Dr. Reddy’s Laboratories • Micro Labs USA, Inc. • Hetero USA Inc. • Accord Healthcare Inc. • Deploying a balanced in-person and digital engagement strategy that has accelerated physician adoption – and serve as a driver for growth • Leveraging global partnerships to support meaningful revenue growth and expand market awareness worldwide Transition to Cash Generating Pharmaceutical Company Pipeline Advancement and Portfolio Expansion • Advancing our internally developed and wholly owned development pipeline • Advancing development of triple combination products in the U.S. to unlock additional growth opportunities • Potential acquisition or in-licensing of cardiometabolic products that are synergistic with our commercial call point • Operating income from ongoing business in the second quarter 2025 supports expectations for sustainable profitability • Revenue growth from expanding product adoption and geographic reach supporting profitability objectives ANDA – Abbreviated New Drug Application

Strategic Priorities 4 © 2025 Esperion Therapeutics, Inc. All rights reserved. Expand Bempedoic Acid Franchise Globally • Invest in targeted marketing initiatives to accelerate physician adoption and broaden patient access • Expand reach of sales team through targeted territory additions and enhanced patient activation programs • Increase consumer awareness and drive demand through consumer-activated educational initiatives • Lay the foundation for sustained growth, positioning the franchise for multiple years of blockbuster status Transition to Cash Generating Pharmaceutical Company Pipeline Advancement and Portfolio Expansion • Drive clinical development of PSC program • Accelerate kidney program development to expand potential therapeutic impact • Advance label-expanding trials for the triple combination therapy • Support potential acquisition or in-licensing of complementary assets to drive long-term growth • Cementing the path to profitability • Enhancing long-term cash generation potential through a potentially lengthened exclusivity period

Financial Highlights 5 © 2025 Esperion. All Rights Reserved – Do not copy or distribute. 0 10 20 30 40 50 60 70 80 90 Q1 2025 Q2 2025 65.0 Total Net Revenue (in $MM) +27% 0 5 10 15 20 25 30 35 40 45 Q1 2025 Q2 2025 35.0 U.S. Product Revenue (in $MM) +15% 0 5 10 15 20 25 30 35 40 Q1 2025 Q2 2025 30.1 Collaboration Revenue (in $MM) +40% 82.4 40.3 42.1 Cash & Cash Equivalents $86.1M as of June 30, 2025 Q2 2025 First Quarter of Operating Income from Ongoing Business in Company’s History

- 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 220,000 240,000 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Strong Prescription Trend and Increasing Physician Adoption Continue to Drive Durable Revenue Growth © 2025 Esperion Therapeutics, Inc. All rights reserved. 6 Quarterly Franchise Retail Prescription Equivalents (RPE) Trend Weekly Franchise RPE Trend1 1. Through June 30, 2025. +10% RPE Growth - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 1/6/23 1/6/24 1/6/25

Driving U.S. and Global Growth and Reaching Profitability

Despite Statins, an Ongoing Medical Need for Oral Therapies Remains

Marketing & Sales Strategic Focus Area:
Our near-term priority population


~30%
of US adults are unable to take recommended statin therapy [6]

Statins alone are not enough to optimize LDL-C and prevent CVD[10]


~44%
of US adults are at high-risk or have experienced a CV event[1,2]

CVD remains a leading health risk in US men and women[7,8]


~53%
of US adults with, or at risk for, CVD are not at recommended LDL-C levels[3,4,5]

High levels of LDL-C are the main risk factor for CVD[9]

1. Shen M, et al. J Am Heart Assoc, 2022;11:3026075. 2. Metser G. et al. Am J Cardiol. 2021;161:36-41 . 3.Allen JM, et al. Circulation. 2019;140:A12904. 4. Yang Y, et al. Circulation. 2021;144:A10434. 5. Wong ND, et al. J Clin Lipid.2016;10:1109-1118. 6. Cheeley MK, et al. J Clin Lipidol. 2022 Jul-Aug;16(4):361-375. 7. Ahmad FB, Anderson RN. JAMA. 2021;325(18):1829-1830. 8. Tsao C, et al. Circulation. 2023;147:e93-e621. 9. Int J Environ Res Public Health. 2022 Jul 6;19(14):8272. doi: 10.3390/ijerph19148272.10. Gu J, et al. Am J Prev Cardiol. 2022 Mar 20;10:100336. LDL-C: Low-Density Lipoprotein Cholesterol CVD: Cardiovascular Disease

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ESPERION

© 2025 Esperion Therapeutics, Inc. All rights reserved.

1. Allen JM, et al. Circulation. 2019;140:A12904. 2. Shen M, Nargesi AA, et al. J Am Heart Assoc. 2022;11:e026075. 3. Yang Y, et al. Circulation. 2021;144:A10434. 4. Wong ND, et al. J Clin Lipidology. 2016;10:1109-1118. 5. Bytyci I, et al. Eur Heart J. 2022;00:1-16. 6. Total U.S. Resident Population by Age, Sex, and Series: April 1, 2020 [table]; US Census Bureau: 2020. 7. Symphony Data as of Dec 31, 2024. Significant and Growing U.S. Market Opportunity © 2025 Esperion Therapeutics, Inc. All rights reserved. 9 Over 70 million at-risk patients are undertreated or not treated Rising need drives double-digit growth in the non-statin market Branded non-statin therapies are leading growth in the non-statin market Non-Statin Prescription Volume7 13.0M 14.9M 17.7M 21.1M 10 12 14 16 18 20 22 2021 2022 2023 2024 TRx, Millions Branded Non-Statin Prescription Volume7 2.7M 3.2M 4.0M 5.2M 0 1 2 3 4 5 6 2021 2022 2023 2024 TRx, Millions ~10M Under-Treated High-Risk Primary Prevention & ASCVD Patients2,3,4,5 Under-Treated ASCVD Patients1 + ~20M + ~40M Untreated High-Risk Primary Prevention & ASCVD Patients 1,2,5,6 +14.6% +18.6% +18.0% +19.7% +26.7% +29.5%

Bempedoic Acid Received 1a Recommendation in Updated ESC/EAS Guidelines for Management of Dyslipidaemias

> ***Strike early, strike strong***

- Bempedoic acid was the **only new non-statin** included with LDL-C and CV risk reduction data.
- First time a guideline has given a Level IA to recommend combination therapy based on magnitude of LDL-C reduction needed.

Recommendations	Class	Level
Non-statin therapies with proven cardiovascular benefit (including bempedoic acid), taken alone or in combination, are recommended for patients who are unable to take statin therapy to lower LDL-C levels and reduce the risk of CV events. The choice should be based on the magnitude of additional LDL-C lowering needed.	I	A
Bempedoic acid is recommended in patients who are unable to take statin therapy to achieve the LDL-C goal.	I	B
The addition of bempedoic acid to the maximally tolerated dose of statin with or without ezetimibe should be considered in patients at high or very high risk in order to achieve the LDL-C goal.	IIa	C

European Guidelines Expected to Inform Upcoming U.S. Cholesterol Treatment Guidelines

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© 2025 Esperion Therapeutics, Inc. All rights reserved.
ESPERION

Filling the Treatment Gap: Our Breakthrough in LDL-C Management © 2025 Esperion Therapeutics, Inc. All rights reserved. 11 Ezetimibe STATINS NON-STATIN THERAPIES • Mostly generic • First-line, widely used • Combinable for incremental LDL-lowering • 25-55% drops in LDL-C CV Risk Reduction Indication 1 LDL-C Lowering 2 Primary Prevention Secondary Prevention Use Without a Statin PCSK9i mAbs PCSK9i siRNA Observed LDL-C Reduction 19% 17-18% 38% Administration 48-71% 48-52% 1. Variations within the specific wording of each product indication. No head-to-head studies have been conducted; cross-study data reflect different study designs, populations, and other features.

The Next Step in Cardiovascular Risk Reduction 12 CV Risk Reduction 27% Nonfatal MI Coronary Revascularization 19% CLEAR Outcomes Primary Prevention* 32% MACE-4 (nonfatal MI, coronary revascularization, nonfatal stroke, or CV death) LDL-C Reduction 38% Not activated in skeletal muscle Does not raise glucose Reduces hsCRP Use with or without a statin HR, 0.73 (95% CI: 0.62-0.87) HR, 0.81 (95% CI: 0.72-0.92) HR, 0.68 (95% CI: 0.53-0.87) The primary endpoint was percent change from baseline to Week 12 in LDL-C. Results shown are based on a mean 38% placebo-corrected LDL-C reduction (-36% NEXLIZET vs +2% placebo) RRR 30% of patients enrolled have not had their first event but are at high risk RRR RRR © 2025 Esperion Therapeutics, Inc. All rights reserved. * - As pre-specified exploratory analysis

Strengthening Access and Driving Growth 13 © 2025 Esperion Therapeutics, Inc. All rights reserved. • 10% increase in total retail prescription equivalents vs. Q1 2025 • Now over 28,000 total HCPs • 23% of prescriptions written by physicians with only digital touchpoints • 38% of new writer prescriptions were driven by digital only touchpoints • Approval rates of more than 80% following education of 1,100+ target prescribers by our expanded U.S. fields reimbursement team Expanded payer coverage and reduced prior authorization requirements Q2 2025 Resulted in: Enhanced reimbursement support resources for patients and providers Balanced direct and digital marketing approach

Strategic Partnerships Driving Billion $ Global Opportunity

Approved in **40** countries globally

Maximizing Global Reach Across Key Regions

	Europe	Japan	Asia & South America	Israel	Australia & New Zealand	Canada
Partner	Daiichi Sankyo Europe	Otsuka Pharmaceutical Co., Ltd.	Daiichi Sankyo Co., Ltd.	Neopharm Israel	CSL Seqirus	HLS Therapeutics
Agreement Terms	Tiered royalties and additional sales milestones	Tiered royalties, regulatory, pricing and additional sales milestones	Tiered royalties and additional sales milestones	Tiered royalties and additional milestones	Upfront and near-term milestone payments	Upfront Payment, Milestones and Tiered Royalties

Highlights	• Launched in many key markets including Germany, UK, Austria, Belgium, Switzerland, Italy, Spain, Netherlands, Slovakia and Czech Republic to date
	• Expanded label approved in EU and UK in May/June '24
		• Received approval in Q3 2025
		• National Health Insurance pricing approval in Q4 2025
			• Received regulatory approval to market product (mono & dual) and launched:
			  • Hong Kong in 2023
			  • Thailand and Macau in 2024
			• Received regulatory approval to market product (mono)
			  • Myanmar and Taiwan in 2024
				• Filed NDA for marketing approval in Q1 2025; approval anticipated in the first half of 2026	• Filed marketing application in Australia in July 2025
					• Expect market approval in Q4 2026
						• Expect market approval in Q4 2025

Approval and launch in additional territories anticipated in Q4 2025 and beyond

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© 2025 Esperion Therapeutics, Inc. All rights reserved.

ESPERION

Pipeline Advancement

Renal Diseases To Be Announced Primary Sclerosing Cholangitis (PSC) IND: 2026 PRODUCT/PROGRAM EXPLORATORY LEAD ID LEAD OPTIMIZATION PRECLINICAL DEVELOPMENT CLINICAL DEVELOPMENT APPROVED / COMMERCIAL MILESTONES Proven Science, Innovative Pipeline 16 © 2025 Esperion Therapeutics, Inc. All rights reserved. I n n o v a t i v e P o r t f o l i o & P i p e l i n e NEXLETOL® bempedoic acid Approved 2020 Expanded label 2024 NEXLIZET® bempedoic acid and ezetimibe Approved 2020 Expanded label 2024 Triple Combination A bempedoic acid, ezetimibe, and atorvastatin NDA: 2027 Triple Combination B bempedoic acid, ezetimibe, and rosuvastatin NDA: 2027 Cardiovascular Disease (LDL-C lowering / CV Risk reduction) LDL-C: low-density lipoprotein cholesterol; CV: cardiovascular; NDA: New Drug Application; IND: Investigational New Drug Liver Diseases

Oral Triple Combination © 2025 Esperion Therapeutics, Inc. All rights reserved. 17 1. Product in development, not approved, LDL-C data based on literature evaluating co administered products (Rubino et.al Atherosclerosis 320 (2021) 122-128, Mahajan et.al. J. Clin. Lipidology (2004), Vol 18 (5) e867-872; 2. USPI for Zetia (November 2024), monotherapy and on statin; 3. New Amsterdam Pharma corporate presentation (Jan 2025); 4. USPI for Repatha (Nov 2024), Praluent (March 2024) and Leqvio (July 2024) No head-to-head studies have been conducted; cross-study data reflect different study designs, populations, and other features. Approval Status LDL-C reduction Administration Dosing In development ~ 60% - 70% Once daily Triple Combo1 Approved/Generic 19% Once daily In development 33% Once daily 3 approved products ~ 48% - 71% Bi-weekly to 6 months Ezetimibe2 Obicetrapib3 PCSK9i4 Oral CETP inhibitor not approved with unknown safety profile. No proven CV RR data. PCSK9i products are injectable.

PSC: High Unmet Medical Need Driving Significant Market Opportunity

PSC: A Rare and Progressive Liver Disease


Diagnosed Prevalence of PSC
30K[3-5]
46K[1-2]
~76K
2024
US EU

>$1B Annual Market Opportunity Estimate

- **No approved therapies** with proven efficacy to cure or halt PSC progression
- **High healthcare burden** from hospitalization, transplants, and long-term management costs
- **Death or liver transplantation expected** within 1-2 decades after diagnosis
- Potential **Orphan Drug Designation & Fast Track** Approval
- Discovery program is **internally developed and wholly-owned globally**

PSC: primary sclerosing cholangitis

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© 2025 Esperion Therapeutics, Inc. All rights reserved.

1. Bakhshi Z, et al. *J Gastroenterol*. 2020 May;55(5):523-532.; 2. Nguyen A, et al. *Front Gastroenterol (Lausanne)*. 2022;1:1076788.; 3. Liang H, et al. *Medicine (Baltimore)*. 2017;96(24):e7116.; 4. Boonstra K, et al. *Hepatology*. 2013;58(6):2045-55.; 5. Krampe, J, et al. Poster presented at: ISPOR 2024; Nov 2, 2024; Barcelona, Spain

ESPERION

Development Timeline 2025 2026 Early 2030’s Pre-IND Interactions with FDA Pre-Clinical IND-Enabling Studies IND Filing Phase 1 Clinical Studies Commercialization / Market Launch FDA: Food and Drug Administration IND Enabling Clinical Development Registration/Launch Candidate Nomination Discovery 19 © 2025 Esperion Therapeutics, Inc. All rights reserved.

Experienced Leaders, Breakthrough Results 20 © 2025 Esperion Therapeutics, Inc. All rights reserved. Sheldon Koenig PRESIDENT AND CHIEF EXECUTIVE OFFICER Glenn Brame CHIEF TECHNICAL OPERATIONS OFFICER Betty Jean Swartz CHIEF BUSINESS OFFICER Ben Looker, Esq. GENERAL COUNSEL Ben Halladay CHIEF FINANCIAL OFFICER Stephen Pinkosky VP, EARLY & PRE-CLINICAL DRUG DISCOVERY LeAnne Bloedon VP, CLINICAL DEVELOPMENT Heather Persh VP, HUMAN RESOURCES Satish Nachaegari VP, GLOBAL REGULATORY AFFAIRS

Appendix

Significantly Differentiated from *Potential* Competitors

	Bempedoic Acid[1]	CETPi
Commercially Available	☑ (alone and in combination with ezetimibe)	☒
LDL-C Lowering	Bempedoic acid: -17-20% Bempedoic acid + ezetimibe: -38%	Obicetrapib: -33-35%[2] Torceptrapib: -25%[3] Dalcetrapib: No difference[4] Evacetrapib: -37%[5] Anacetrapib: -40%[6]
CV Risk Reduction	MACE-4: -13% MACE-3: -15%	Obicetrapib: Not available (Q4 2026*) Torceptrapib: +25%[3] Dalcetrapib & Evacetrapib: No change[4-5] Anacetrapib: -9%[6]
CV Risk Reduction in Primary Prevention	MACE-4: -32% MACE-3: -39%	Not planned
FDA Approved for CV Risk Reduction	☑ Primary & Secondary Prevention	☒
Safety & Tolerability	Demonstrated safety in 9,000+ patients across Phase 3 clinical trials	Long-term safety of obicetrapib not established[2] Safety concerns halted dev. on 4 previous CETPis due to ↑ death & CV risk, clinical futility and fat tissue accumulation[3-6] Concern for macular degeneration from genetic studies[7]

CETPi: cholesterol ester transfer protein; MACE-4: CV death, nonfatal myocardial infarction, nonfatal stroke, or coronary revascularization; MACE-3: CV death, nonfatal myocardial infarction, or nonfatal stroke 1. Nexletol (bempedoic acid) Tablets [Package Insert]; Nexlizet (bempedoic acid and ezetimibe) [Package Insert] Ann Arbor, MI: Esperion Therapeutics, Inc.; 2. New Amsterdam Pharma Conference Call Presentation December 10, 2024. 3. N Engl J Med. 2007;357:2109–22; 4. N Engl J Med. 2012;367:2089–99; 5. N Engl J Med. 2017;376:1933–1942; 6. N Engl J Med. 2017;377:1217–1227.; 7. Proceedings of the National Academy of Sciences of the United States of America. 2010;107:7401–6

Esperion has not conducted any head-to-head studies comparing its product candidates to any third party drug products or candidates, whether investigated or approved. Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head studies, no conclusions should be made based on cross study comparisons.

*estimated trial primary completion date

© 2025 Esperion Therapeutics, Inc. All rights reserved.

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ESPERION

Significantly Differentiated from *Potential* Competitors cont.

	Bempedoic Acid[1]	PCSK9i [enlicitide decanoate (MK-0616)]
Commercially Available	☑ (alone and in combination with ezetimibe)	☒
LDL-C Lowering	Bempedoic acid: -17-20% Bempedoic acid + ezetimibe: -38%	-60%[2]
CV Risk Reduction	MACE-4: -13% MACE-3: -15%	Not available (Q3 2029*)
CV Risk Reduction in Primary Prevention	MACE-4: -32% MACE-3: -39%	Not available
FDA Approved for CV Risk Reduction	☑ Primary & Secondary Prevention	☒
Administration	Oral	• Oral (requires fasting 8 hours prior and 30 minutes after) • 50% decrease in bioavailability and absorption with food[2]
Safety & Tolerability	Demonstrated safety in 9,000+ patients across Phase 3 clinical trials	Long-term safety is not established

PCSK9i: proprotein convertase subtilisin/kexin type 9; MACE-4: CV death, nonfatal myocardial infarction, nonfatal stroke, or coronary revascularization; MACE-3: CV death, nonfatal myocardial infarction, or nonfatal stroke 1. Nexletol® (bempedoic acid) Tablets [Package Insert]. Ann Arbor, MI: Esperion Therapeutics, Inc.; 2. *J Am Coll Cardiol*. 2023 Apr 25;81(16):1553-1564.

Esperion has not conducted any head-to-head studies comparing its product candidates to any third party drug products or candidates, whether investigated or approved. Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head studies, no conclusions should be made based on cross study comparisons.

*estimated trial primary completion date © 2025 Esperion Therapeutics, Inc. All rights reserved.

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Important Safety Information

NEXLETOL® (bempedoic acid) Important Safety Information 25 © 2025 Esperion Therapeutics, Inc. All rights reserved. • NEXLIZET is indicated: • The bempedoic acid component of NEXLIZET and NEXLETOL is indicated to reduce the risk of myocardial infarction and coronary revascularization in adults who are unable to take recommended statin therapy (including those not taking a statin) with: • established cardiovascular disease (CVD), or • at high risk for a CVD event but without established CVD. • As an adjunct to diet: • NEXLIZET, alone or in combination with other LDL-C lowering therapies, to reduce LDL-C in adults with primary hyperlipidemia, including HeFH. • NEXLETOL, in combination with other LDL-C lowering therapies, or alone when concomitant LDL-C lowering therapy is not possible, to reduce LDL-C in adults with primary hyperlipidemia, including HeFH. • NEXLETOL is contraindicated in patients with a prior serious hypersensitivity reaction to bempedoic acid or any of the excipients. Serious hypersensitivity reactions, such as angioedema, have occurred. • Hyperuricemia: NEXLETOL may increase blood uric acid levels, which may lead to gout. Hyperuricemia may occur early in treatment and persist throughout treatment, returning to baseline following discontinuation of treatment. Assess uric acid levels periodically as clinically indicated. Monitor for signs and symptoms of hyperuricemia, and initiate treatment with urate-lowering drugs as appropriate. • Tendon Rupture: NEXLETOL is associated with an increased risk of tendon rupture or injury. Tendon rupture may occur more frequently in patients over 60 years of age, in those taking corticosteroid or fluoroquinolone drugs, in patients with renal failure, and in patients with previous tendon disorders. Discontinue NEXLETOL at the first sign of tendon rupture. Consider alternative therapy in patients who have a history of tendon disorders or tendon rupture. • The most common adverse reactions in the primary hyperlipidemia trials of NEXLETOL in ≥2% of patients and greater than placebo were upper respiratory tract infection, muscle spasms, hyperuricemia, back pain, abdominal pain or discomfort, bronchitis, pain in extremity, anemia, and elevated liver enzymes. • The most common adverse reactions in the cardiovascular outcomes trial for NEXLETOL at an incidence of ≥2% and 0.5% greater than placebo were hyperuricemia, renal impairment, anemia, elevated liver enzymes, muscle spasms, gout, and cholelithiasis. • Discontinue NEXLETOL when pregnancy is recognized unless the benefits of therapy outweigh the potential risks to the fetus. Because of the potential for serious adverse reactions in a breast-fed infant, breastfeeding is not recommended during treatment with NEXLETOL. • Report pregnancies to Esperion Therapeutics, Inc. Adverse Event reporting line at 1-833-377-7633. See full prescribing information here.

NEXLIZET® (bempedoic acid and ezetimibe) Important Safety Information 26 © 2025 Esperion Therapeutics, Inc. All rights reserved. • NEXLIZET is indicated: • The bempedoic acid component of NEXLIZET and NEXLETOL is indicated to reduce the risk of myocardial infarction and coronary revascularization in adults who are unable to take recommended statin therapy (including those not taking a statin) with: • established cardiovascular disease (CVD), or • at high risk for a CVD event but without established CVD. • As an adjunct to diet: • NEXLIZET, alone or in combination with other LDL-C lowering therapies, to reduce LDL-C in adults with primary hyperlipidemia, including HeFH. • NEXLETOL, in combination with other LDL-C lowering therapies, or alone when concomitant LDL-C lowering therapy is not possible, to reduce LDL-C in adults with primary hyperlipidemia, including HeFH. • NEXLIZET is contraindicated in patients with a prior hypersensitivity to ezetimibe or bempedoic acid or any of the excipients. Serious hypersensitivity reactions, such as anaphylaxis, angioedema, rash, and urticaria have been reported with ezetimibe or bempedoic acid. • Hyperuricemia: Bempedoic acid, a component of NEXLIZET, may increase blood uric acid levels, which may lead to gout. Hyperuricemia may occur early in treatment and persist throughout treatment, returning to baseline following discontinuation of treatment. Assess uric acid levels periodically as clinically indicated. Monitor for signs and symptoms of hyperuricemia, and initiate treatment with urate-lowering drugs as appropriate. • Tendon Rupture: Bempedoic acid, a component of NEXLIZET, is associated with an increased risk of tendon rupture or injury. Tendon rupture may occur more frequently in patients over 60 years of age, in those taking corticosteroid or fluoroquinolone drugs, in patients with renal failure, and in patients with previous tendon disorders. Discontinue NEXLIZET at the first sign of tendon rupture. Consider alternative therapy in patients who have a history of tendon disorders or tendon rupture. • The most common adverse reactions in the primary hyperlipidemia trials of bempedoic acid (a component of NEXLIZET) in ≥2% of patients and greater than placebo were upper respiratory tract infection, muscle spasms, hyperuricemia, back pain, abdominal pain or discomfort, bronchitis, pain in extremity, anemia, and elevated liver enzymes. • Adverse reactions reported in ≥2% of patients treated with ezetimibe (a component of NEXLIZET) and at an incidence greater than placebo in clinical trials were upper respiratory tract infection, diarrhea, arthralgia, sinusitis, pain in extremity, fatigue, and influenza. • In the primary hyperlipidemia trials of NEXLIZET, the most commonly reported adverse reactions (incidence ≥3% and greater than placebo) observed with NEXLIZET, but not observed in clinical trials of bempedoic acid or ezetimibe, were urinary tract infection, nasopharyngitis, and constipation. • The most common adverse reactions in the cardiovascular outcomes trial of bempedoic acid (a component of NEXLIZET) at an incidence of ≥2% and 0.5% greater than placebo were hyperuricemia, renal impairment, anemia, elevated liver enzymes, muscle spasms, gout, and cholelithiasis. • Discontinue NEXLIZET when pregnancy is recognized unless the benefits of therapy outweigh the potential risks to the fetus. Because of the potential for serious adverse reactions in a breast-fed infant, breastfeeding is not recommended during treatment with NEXLIZET. • Report pregnancies to Esperion Therapeutics, Inc. Adverse Event reporting line at 1-833-377-7633. See full prescribing information here.